Furmanite Corporation QUARTER AND YEAR ENDED DECEMBER 31, 2014 Joseph E. Milliron, Chief Executive Officer & President Robert S. Muff, Chief Financial Officer & Chief Administrative Officer

Certain of the Company’s statements in this presentation are not purely historical, and as such are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management’s plans, beliefs, expectations, intentions or projections of the future. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the Company’s business, and other risks and uncertainties detailed most recently in this presentation and the Company’s Form 10-K as of December 31, 2013 filed with the Securities and Exchange Commission. One or more of these factors could affect the Company’s business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this presentation will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the Company, or any other person, that the objectives and plans of the Company will be achieved. All forward-looking statements made in this presentation are based on information presently available to management, and the Company assumes no obligation to update any forward-looking statements. 2

Furmanite Corporation QUARTER AND YEAR ENDED DECEMBER 31, 2014 Financial Review  Robert S. Muff, Chief Financial Officer & Chief Administrative Officer 3

FURMANITE®

Condensed Consolidated Income Statements

(Amounts in 000s except percentages and per-share amounts) (Unaudited)

	For the Three Months Ended December 31,			For the Twelve Months Ended December 31,		
	2014	**2013**	**Change**	**2014**	**2013**	**Change**
Revenues	$ 133,885	$ 130,357	$ 3,528	$ 529,197	$ 427,294	$ 101,903
Operating costs	99,499	99,763	(264)	397,629	306,042	91,587
Depreciation and amortization expense	3,434	3,186	248	12,579	11,418	1,161
Selling, general and administrative expense[1]	23,366	22,757	609	98,302	85,034	13,268
Operating income	7,586	4,651	2,935	20,687	24,800	(4,113)
Interest and other income (expense), net	(109)	(752)	643	(1,903)	(1,957)	54
Income before income taxes	7,477	3,899	3,578	18,784	22,843	(4,059)
Income tax expense	(2,707)	(1,317)	(1,390)	(7,429)	(8,816)	1,387
Net income	$ 4,770	$ 2,582	$ 2,188	$ 11,355	$ 14,027	$ (2,672)
Diluted earnings per share	$ 0.13	$ 0.07	$ 0.06	$ 0.30	$ 0.37	$ (0.07)
Weighted-average number of common and common equivalent shares used in computing earnings per common share:						
Basic	37,678	37,511		37,631	37,422	
Diluted	37,897	37,762		37,867	37,630	

[1] Includes nil and approximately $0.5 million of direct costs associated with management transition and integration of the Furmanite Technical Solutions division for three and twelve months ended December 31, 2014, respectively, and approximately $0.6 million and $0.7 million of such costs for the three and twelve months ended December 31, 2013. In addition, the three and twelve months ended December 31, 2014 include approximately $0.8 million and $1.7 million, respectively of non-recurring, incremental retirement-related executive compensation costs.

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FURMANITE®

Consolidating Income Statements

(Amounts in 000s except percentages) (Unaudited)

	For the Three Months Ended December 31, 2014				For the Three Months Ended December 31, 2013			
	Technical Services	Engineering & Project Solutions	Corporate[1]	Total	Technical Services	Engineering & Project Solutions	Corporate[1]	Total
Revenues	$ 96,319	$ 37,566	$ –	$ 133,885	$ 95,965	$ 34,392	$ –	$ 130,357
Operating costs	65,687	33,812	–	99,499	67,248	32,515	–	99,763
% of revenues	*68.2%*	*90.0%*		*74.3%*	*70.1%*	*94.5%*		*76.5%*
Depreciation and amortization expense	2,842	435	157	3,434	2,509	570	107	3,186
% of revenues	*3.0%*	*1.2%*		*2.6%*	*2.6%*	*1.7%*		*2.4%*
Selling, general and administrative expense[2]	16,292	2,498	4,576	23,366	17,369	3,115	2,273	22,757
% of revenues	*16.9%*	*6.6%*		*17.4%*	*18.1%*	*9.1%*		*17.5%*
Operating income (loss)	11,498	821	(4,733)	7,586	8,839	(1,808)	(2,830)	4,651
% of revenues	*11.9%*	*2.2%*		*5.7%*	*9.2%*	*-5.3%*		*3.6%*
Interest and other income (expense), net				(109)				(752)
Income before income taxes				7,477				3,899
Income tax expense				(2,707)				(1,317)
Net income				$ 4,770				$ 2,582

[1] Corporate represents certain corporate overhead costs, including executive management, strategic planning, treasury, legal, human resources, information technology, accounting and risk management, which are not allocated to reportable segments.

[2] The Engineering & Project Solutions segment includes approximately $0.6 million of direct costs associated with management transition and integration of the Furmanite Technical Solutions division for three months ended December 31, 2013, there were no such costs for the three months ended December 31, 2014. Corporate includes approximately $0.8 million of non-recurring, incremental retirement-related executive compensation costs for the three months ended December 31, 2014.

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FURMANITE®

Consolidating Income Statements

(Amounts in 000s except percentages) (Unaudited)

	For the Twelve Months Ended December 31, 2014				For the Twelve Months Ended December 31, 2013			
	Technical Services	Engineering & Project Solutions	Corporate[1]	Total	Technical Services	Engineering & Project Solutions	Corporate[1]	Total
Revenues	$ 376,120	$ 153,077	$ –	$ 529,197	$ 368,587	$ 58,707	$ –	$ 427,294
Operating costs	257,020	140,609	–	397,629	250,688	55,354	–	306,042
% of revenues	*68.3%*	*91.8%*		*75.1%*	*68.0%*	*94.3%*		*71.6%*
Depreciation and amortization expense	10,067	1,888	624	12,579	9,723	1,108	587	11,418
% of revenues	*2.7%*	*1.2%*		*2.4%*	*2.6%*	*1.9%*		*2.7%*
Selling, general and administrative expense[2]	67,754	10,971	19,577	98,302	64,354	4,248	16,432	85,034
% of revenues	*18.0%*	*7.2%*		*18.6%*	*17.5%*	*7.2%*		*19.9%*
Operating income (loss)	41,279	(391)	(20,201)	20,687	43,822	(2,003)	(17,019)	24,800
% of revenues	*11.0%*	*-0.2%*		*3.9%*	*11.9%*	*-3.4%*		*5.8%*
Interest and other income (expense), net				(1,903)				(1,957)
Income before income taxes				18,784				22,843
Income tax expense				(7,429)				(8,816)
Net income				$ 11,355				$ 14,027

[1] Corporate represents certain corporate overhead costs, including executive management, strategic planning, treasury, legal, human resources, information technology, accounting and risk management, which are not allocated to reportable segments.

[2] The Engineering & Project Solutions segment includes approximately $0.5 million of direct costs associated with management transition and integration of the Furmanite Technical Solutions division for twelve months ended December 31, 2014 and approximately $0.7 million of such costs for the twelve months ended December 31, 2013. Corporate includes approximately $1.7 million of non-recurring, incremental retirement-related executive compensation costs for the twelve months ended December 31, 2014.

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Revenues Adjusted for Currency Rates 2014 amounts at 2013 exchange rates (Amounts in 000s except percentages) (Unaudited) 7 For the Three Months Ended For the Twelve Months Ended December 31, December 31, 2014 2013 Change % Change 2014 2013 Change % Change Technical Services revenues Americas $ 59,611 $ 55,547 $ 4,064 7% $ 225,403 $ 233,100 $ (7,697) -3% EMEA 24,341 32,216 (7,875) -24% 106,042 102,199 3,843 4% Asia-Pacific 12,367 8,202 4,165 51% 44,675 33,288 11,387 34% Total Technical Services revenues 96,319 95,965 354 0% 376,120 368,587 7,533 2% Engineering & Project Solutions revenues 37,566 34,392 3,174 9% 153,077 58,707 94,370 161% Total revenues $ 133,885 $ 130,357 $ 3,528 3% $ 529,197 $ 427,294 $ 101,903 24% Currency adjusted revenues: Americas $ 59,722 $ 55,547 $ 4,175 8% $ 225,752 $ 233,100 $ (7,348) -3% EMEA 25,681 32,216 (6,535) -20% 103,338 102,199 1,139 1% Asia-Pacific 13,209 8,202 5,007 61% 46,596 33,288 13,308 40% Total currency adjusted Technical Services revenues 98,612 95,965 2,647 3% 375,686 368,587 7,099 2% Engineering & Project Solutions revenues 37,566 34,392 3,174 9% 153,077 58,707 94,370 161% Total currency adjusted revenues $ 136,178 $ 130,357 $ 5,821 4% $ 528,763 $ 427,294 $ 101,469 24%

Condensed Consolidated Balance Sheets (Amounts in 000s) (Unaudited) 8 December 31, December 31, 2014 2013 Cash $ 33,753 $ 33,240 Trade receivables, net 110,219 106,853 Inventories, net 37,383 35,443 Other current assets 21,335 21,159 Total current assets 202,690 196,695 Property and equipment, net 51,930 55,347 Other assets 29,551 33,125 Total assets $ 284,171 $ 285,167 Total current liabilities $ 56,067 $ 62,523 Total long-term debt 61,853 63,196 Other liabilities 23,787 25,952 Total stockholders' equity 142,464 133,496 Total liabilities and stockholders' equity $ 284,171 $ 285,167

Condensed Consolidated Statements of Cash Flows (Amounts in 000s) (Unaudited) 9 For the Twelve Months Ended December 31, 2014 2013 Net income $ 11,355 $ 14,027 Depreciation, amortization and other non-cash items 13,560 17,364 Working capital changes (14,414) (13,716) Net cash provided by operating activities 10,501 17,675 Capital expenditures (8,090) (18,392) Acquisition of businesses (265) (16,695) Proceeds from issuance of debt – 20,000 Payments on debt (1,012) (2,274) Other, net 913 303 Effect of exchange rate changes on cash (1,534) (562) Increase in cash and cash equivalents 513 55 Cash and cash equivalents at beginning of year 33,240 33,185 Cash and cash equivalents at end of year $ 33,753 $ 33,240

Furmanite Corporation QUARTER AND YEAR ENDED DECEMBER 31, 2014 Operations Review  Joseph E. Milliron, Chief Executive Officer & President 10

The Americas¹ EMEA APAC ¹ Included in the Americas is Engineering & Project Solutions •1,921 technicians & engineers •72% of YTD revenues •45 locations •414 technicians & engineers •20% of YTD revenues •24 locations •175 technicians & engineers •8% of YTD revenues •16 locations •998 technicians & engineers •29% of YTD revenues •5 locations As of December 31, 2014 11

12 Geographic Data – On-line Technical Services Revenues (Amounts in 000’s) (Unaudited) Total Americas EMEA APAC On-line Services 4th Qtr. 2014 $ 38,473 $ 25,767 $ 10,132 $ 2,574 On-line Services 4th Qtr. 2013 35,954 19,052 14,219 2,683 Variance $ 2,519 $ 6,715 $ (4,087) $ (109) On-line Services YTD 2014 $ 143,413 $ 89,106 $ 44,048 $ 10,259 On-line Services YTD 2013 138,660 80,903 45,364 12,393 Variance $ 4,753 $ 8,203 $ (1,316) $ (2,134)

Geographic Data – Off-line Technical Services Revenues (Amounts in 000’s) (Unaudited) 13 Total Americas EMEA APAC Off-line Services 4th Qtr. 2014 $ 44,939 $ 26,582 $ 9,340 $ 9,017 Off-line Services 4th Qtr. 2013 48,283 29,721 13,915 4,647 Variance $ (3,344) $ (3,139) $ (4,575) $ 4,370 Off-line Services YTD 2014 $ 181,037 $ 106,630 $ 42,507 $ 31,900 Off-line Services YTD 2013 182,631 123,686 40,332 18,613 Variance $ (1,594) $ (17,056) $ 2,175 $ 13,287

Geographic Data – Engineering & Project Solutions Revenues (Amounts in 000’s) (Unaudited) 14 Total ¹ Engineering & Project Solutions 4th Qtr. 2014 $ 37,566 Engineering & Project Solutions 4th Qtr. 2013 34,392 Variance $ 3,174 Engineering & Project Solutions YTD 2014 $ 153,077 Engineering & Project Solutions YTD 2013 58,707 Variance $ 94,370 ¹ Substantially all of the operations of the Engineering & Project Solutions segment are conducted in the Americas.

Furmanite Corporation QUARTER AND YEAR ENDED DECEMBER 31, 2014 Closing Comments 15

Furmanite Corporation Review of 4Q 2014 March 6, 2015 www.furmanite.com 16